(FRONTIER FUNDS LOGO)
                                   Fifth Year

                                 ANNUAL REPORT
                              For the Period Ended
                               September 30, 1996

(FRONTIER FUNDS LOGO)

SCHEDULE OF INVESTMENTS

                            AS OF SEPTEMBER 30, 1996

                                                                     QUOTED
                                                                     MARKET
 SHARES                                                               VALUE
 ------                                                         -----------
                                                                (NOTE 1(B))

          COMMON STOCKS -- 99.57%
          APPAREL -- 5.19%
 60,000   Cygne Designs Inc.*<F1>                                   $75,000
                                                                  ---------
          BIOPHARMACEUTICALS -- 5.54%
  5,000   Flamel Technologies SA. ADR*<F1>                           38,125
  5,000   Immunomedics Inc.*<F1>                                     41,875
                                                                  ---------
                                                                     80,000
                                                                  ---------
          BIOTECHNOLOGY -- 24.33%
 14,000   Energy Bio Systems Inc.*<F1>                               84,000
 40,000   Erox Corp.*<F1>                                           267,500
                                                                  ---------
                                                                    351,500
                                                                  ---------
          COMPUTER PERIPHERALS -- 5.88%
 10,000   Dense-Pac Microsystems Inc.*<F1>                           28,125
 10,000   Hauppauge Digital Inc.*<F1>                                39,375
 10,000   Personal Computer Products Inc.*<F1>                       17,400
                                                                  ---------
                                                                     84,900
                                                                  ---------
          ELECTRONICS -- 1.86%
 10,000   Arizona Instrument Corp.*<F1>                              26,875
                                                                  ---------
          ENTERTAINMENT -- 3.89%
 10,000   Three Do*<F1>                                              56,250
                                                                  ---------
          HEALTH CARE TECHNOLOGY -- 2.96%
 15,000   Cell Robotics Int'l Inc.*<F1>                              42,750
                                                                  ---------
          HEALTHCARE -- 11.19%
 10,000   Biomira Inc.*<F1>                                          67,500
 20,000   Cytel Corp.*<F1>                                           60,000
  3,000   Somatogen Inc.*<F1>                                        34,125
                                                                  ---------
                                                                    161,625
                                                                  ---------
          MISCELLANEOUS -- 5.54%
 20,000   Meisenheimer Capital Inc.*<F1>                             24,375
 15,000   Quest International Resources Corp.*<F1>                   20,625
 10,000   Venture Seismic Inc.*<F1>                                  35,000
                                                                  ---------
                                                                     80,000
                                                                  ---------
          PHARMACEUTICALS -- 3.46%
 10,000   Gensia Inc.*<F1>                                           50,000
                                                                  ---------
          RECYCLING MANAGEMENT -- 4.28%
 15,000   HI-Rise Recycling Systems Inc.*<F1>                        61,875
                                                                  ---------
          RETAIL -- 5.02%
 20,000   Barry's Jewelers*<F1>                                      72,500
                                                                  ---------
          TECHNOLOGY -- 11.09%
 20,000   Digital Sound Corp.*<F1>                                   30,000
 11,000   Research Frontiers Inc.*<F1>                               99,000
 40,000   Voice Powered Tech International, Inc.*<F1>                31,250
                                                                  ---------
                                                                    160,250
                                                                  ---------
          TELECOMMUNICATIONS -- 9.34%
 10,000   Telular Inc.*<F1>                                          51,250
 10,000   Vtel Corp.*<F1>                                            83,750
                                                                  ---------
                                                                    135,000
                                                                 ----------
          Total Investments (All common stocks --
            cost of $1,545,698)                                   1,438,525
                                                                 ----------
          Other assets net of other liabilities -- .43%               6,282
                                                                 ----------
          Total net assets (basis of
            percentages disclosed above)                         $1,444,807
                                                                 ----------
                                                                 ----------
 *<F1> Nondividend paying security

The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1996
ASSETS:
  Investments in securities at market value --
    (cost $1,545,698 see accompanying
    schedule of investments) (Note 1(b))                           $1,438,525
  Cash                                                                  2,114
  Receivable for securities sold                                       23,588
  Prepaid expenses                                                      1,259
                                                                   ----------
     Total assets                                                   1,465,486
                                                                   ----------
LIABILITIES
  Redemptions payable                                                   1,105
  Accrued expenses                                                     19,574
                                                                   ----------
     Total liabilities                                                 20,679
                                                                   ----------
     Total net assets                                              $1,444,807
                                                                   ----------
                                                                   ----------
NET ASSETS CONSIST OF:
  Fund shares issued and outstanding                               $1,551,980
  Accumulated unrealized depreciation on investments (Note 4)       (107,173)
                                                                   ----------
     Total net assets                                              $1,444,807
                                                                   ----------
                                                                   ----------
NET ASSET VALUE PER SHARE ($.01 par value, 80,000,000 shares authorized):
  Redemption price ($1,444,807 / 218,577 shares outstanding)            $6.61
                                                                   ----------
                                                                   ----------
  Maximum offering price (net asset value plus 8.7%
    of the net asset value or 8%
    of the offering price calculated as $6.61 x 100 / 92)               $7.18
                                                                    ---------
                                                                    ---------

The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 1996
INCOME:
  Dividends                                                              $400
                                                                    ---------
                                                                          400
                                                                    ---------
EXPENSES:
  Management fee (Note 2)                                              14,351
  Transfer and disbursing agent fees                                   17,984
  Administrative fees                                                  25,560
  Custodian fees                                                        7,666
  Printing                                                              3,432
  Registration fees                                                     4,798
  Legal fees                                                           17,357
  Insurance                                                             2,590
  Directors' fees                                                       5,214
  Audit fees                                                           14,465
  Other operating expenses                                              5,509
                                                                    ---------
                                                                      118,926
  Less:  Waiver of management fee                                    (14,351)
                                                                    ---------
     Net expenses                                                     104,575
                                                                    ---------
     Net investment loss                                            (104,175)
                                                                    ---------
NET REALIZED GAIN ON INVESTMENTS (Note 1(c))                          103,873
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (285,024)
                                                                    ---------
     Net loss on investments                                        (181,151)
                                                                    ---------
     Net decrease in net assets resulting from operations          $(285,326)
                                                                    ---------
                                                                    ---------

The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                             1996        1995
                                                           ------      ------
OPERATIONS:
  Net investment loss                                  $(104,175)   $(84,743)
  Net realized gains (loss) on
   investments (Note 1(c))                                103,873    (70,650)
  Net (decrease) increase in unrealized
   appreciation on investments                          (285,024)     245,143
                                                       ----------   ---------
  Net (decrease) increase in net assets
   resulting from operations                            (285,326)      89,750
                                                       ----------   ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                     --          --
  Distributions from net realized gains on investments         --          --
                                                       ----------   ---------
  Total distributions                                          --          --
                                                       ----------   ---------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued (43,430 and
   54,011 shares, respectively)                           297,032     385,213
  Cost of shares redeemed (18,032 and
   17,369 shares, respectively)                         (123,792)   (106,380)
                                                       ----------   ---------
  Increase in net assets derived from
   capital share transactions                             173,240     278,833
                                                       ----------   ---------
  Total (decrease) increase in net assets               (112,086)     368,583
                                                       ----------   ---------
NET ASSETS, at the beginning of the period              1,556,893   1,188,310
                                                       ----------   ---------
NET ASSETS, at the end of the period                   $1,444,807  $1,556,893
                                                       ----------   ---------
                                                       ----------   ---------

The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                      APRIL 1, 1992
                                                                                                      (COMMENCEMENT
                                                                FOR THE YEARS ENDED               OF OPERATIONS) TO
                                                                    SEPTEMBER 30,                     SEPTEMBER 30,
                                                      ------------------------------------
                                                        1996      1995      1994      1993                     1992
                                                      ------    ------    ------    ------                   ------
Net asset value,
  beginning of period                                  $8.06     $7.59     $8.68     $9.39                   $10.00
Income (loss) from
  investment operations:
  Net investment loss                                  (.51)     (.47)     (.77)    (1.12)                   (1.11)
  Net realized and unrealized
    (losses) gains on securities
    (Note 1 (g))                                       (.94)       .94       .13       .41                      .50
                                                     -------   -------   -------   -------                 --------
     Total income (loss) from
       investment operations                          (1.45)       .47     (.64)     (.71)                    (.61)

Less distributions:
  Distributions from net
    realized gains on investments                         --        --     (.27)        --                       --
  Distributions in excess
    of book realized gains                                --        --     (.18)        --                       --
                                                     -------   -------   -------   -------                 --------
     Total distributions                                  --        --     (.45)        --                       --
                                                     -------   -------   -------   -------                 --------
Net asset value, end of period                         $6.61     $8.06     $7.59     $8.68                    $9.39
                                                     -------   -------   -------   -------                 --------
                                                     -------   -------   -------   -------                 --------
Total return**<F3>                                  (17.99)%     6.19%   (7.23)%   (7.56)%                (12.17)%*<F2>

Ratios/Supplemental Data
Net assets, end of period (in 000's)                  $1,445    $1,557    $1,188    $1,079                     $332
Ratio of total expenses
  to average net assets                                8.29%     8.08%     9.61%    14.51%                  35.05%*<F2>
Ratio of net expenses,
  to average net assets                                7.29%     7.08%     9.55%    13.51%                  24.02%*<F2>
Ratio of net investment
  loss to average net assets                         (7.26)%   (7.06)%   (9.40)%  (12.36)%                (23.10)%*<F2>
Portfolio turnover rate                              133.42%   100.80%   121.48%    84.66%                       0%
Average commission rate paid                       $.0511***<F4>    --        --        --                       --

 *<F2>Annualized
**<F3>The Fund's sales charge is not reflected in the total return as set forth in the table.
***<F4>Disclosure of this rate is required by the Securities and Exchange
Commission on a prospective basis beginning with the Fund's 1996 fiscal year end.

The accompanying notes to financial statements are an integral part of these statements.


NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1996

(1)   Summary of Significant Accounting Policies --

   The following is a summary of the significant accounting policies of Frontier Funds, Inc. Equity Fund Portfolio (the "Fund"):

   (a) The Fund is a series of the Frontier Funds, Inc. ("Frontier"), a Maryland corporation. Frontier is an open-end, diversified management investment company under the Investment Company Act of 1940, authorized to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Equity Fund Portfolio, to which Frontier's Board of Directors has initially allocated 80,000,000 shares, is the only current series of the Frontier Funds.

   (b) In the calculation of the Fund's net asset value: (1) a portfolio security listed or traded on the New York or American Stock Exchanges or quoted by National Association of Securities Dealers Automated Quotations, Inc., ("NASDAQ") is valued at its last sale price on that exchange; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid quotations; and (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's directors (valuation of debt securities for which market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

      Short-term debt securities are valued at amortized cost, unless the directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the directors.

   (c) Net realized gains and losses are computed on the basis of specific identification.

   (d) The Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code and generally intends to take all other action required to insure that little or no Federal income or excise taxes will be payable by the Fund. The Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its stockholders.

   (e) Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year's net realized gains. The remaining net short-term realized gain will be offset by a portion of the current year's net investment loss. The remaining current year's net investment loss of $91,399 has been reclassified to fund shares issued and outstanding.

   (f) Dividends are recorded on the ex-dividend date. Interest income is recorded using the accrual method. Noncash dividends, if any, are recorded at fair market value on date of distribution.

   (g) Net realized and unrealized losses/gains on securities included in the Financial Highlights are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

   (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2)   Investment Adviser and Management Agreement --

   The Fund has an agreement with Freedom Investors Corp. (the "Adviser," with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on 1/12 of 1% (1% on an annual basis) of the average daily net asset value. This advisory agreement is subject to an annual review by the Directors of the Fund.

   The Adviser waived the management fee for the year ended September 30, 1996, and has continued to waive the fee until further notice to the Board of Directors.

   The Fund pays Freedom Investors Corp. (the "Distributor") commissions on sales of Fund shares. Total commissions paid to the Distributor for the year ended September 30, 1996, were approximately $24,200.

(3)   Administration Agreement --

   The Fund has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing, fund accounting and administrative services to the Fund. For the administrative and fund accounting services, the Fund pays the Administrator a fee computed daily and payable monthly, the greater of approximately $2,100 per month or, based upon the total assets of the Fund, at the rate of 1/12th of 0.10% on the first $75 million of the average total monthly assets, 0.05% on the next $100 million of the average total monthly assets and 0.03% on the average total monthly assets in excess of $175 million. For the shareholder services, the Fund pays a monthly fee of approximately $1,300. In addition, the Fund will reimburse the Administrator its reasonable out-of-pocket expenses.

(4)   Accumulated Unrealized Depreciation --

   Aggregate gross unrealized appreciation (depreciation) as of September 30, 1996, based on investment cost for Federal tax purposes is as follows:

   Aggregate gross unrealized appreciation on investments        $192,133
   Aggregate gross unrealized depreciation on investments        (299,306)
                                                                 ---------
         Net unrealized depreciation.................           $(107,173)
                                                                 ---------
                                                                 ---------

(5)  Investment Transactions --

   For the year ended September 30, 1996, purchases and proceeds from sales of long-term or equity investment securities, other than short-term obligations, aggregated $2,009,113 and $1,942,437, respectively.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of the Equity Fund Portfolio:

  We have audited the accompanying statement of assets and liabilities of the Equity Fund Portfolio (a series of Frontier Funds, Inc., a Maryland corporation), including the schedule of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Fund Portfolio as of September 30, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.
                                    ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
November 11, 1996.

(FRONTIER FUNDS LOGO)

                              FRONTIER FUNDS, INC.
                             OFFICERS AND DIRECTORS

James R. Fay............... President and Director
William T. Duero...... Vice President and Director
Jeffrey S. Ackley........................ Director
Scott W. Hanson.......................... Director
Kenneth W. Coshun........................ Director

                               INVESTMENT ADVISOR
                            FREEDOM INVESTORS CORP.

                              NATIONAL DISTRIBUTOR
                            Freedom Investors Corp.

                            INDEPENDENT ACCOUNTANTS
                              Arthur Andersen LLP

                                   CUSTODIAN,
                           RETIREMENT PLAN CUSTODIAN
                                Star Bank, N.A.

                              SHAREHOLDER SERVICES
                                 1-800-231-2901

                            SECURITIES DEALERS ONLY
                                 1-800-759-6598

                             (FRONTIER FUNDS LOGO)
                              FRONTIER FUNDS, INC.
                                   P.O.Box 68
                             101 W. Wisconsin Ave.
                            Pewaukee, WI 53072-0068
                                 (414) 691-1196

  This report is intended solely for use by the shareholders of Frontier Funds, Inc. If it is provided to any member of the public, it must be preceded or accompanied by a currently effective prospectus of the Fund.